United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 8, 2019

Date of Report (Date of earliest event reported)

8i ENTERPRISES ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38849	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Eu Tong Sen Street #08-13 The Central Singapore	059817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 67880388

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	JFK	The Nasdaq Stock Market LLC
Warrants	JFKKW	The Nasdaq Stock Market LLC
Units	JFKKU	The Nasdaq Stock Market LLC
Rights	JFKKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

IMPORTANT NOTICES

8i Enterprises Acquisition Corp, a British Virgin Islands business company (“JFK”), Digital Innovative Limited, a Singapore public company limited by shares (“Singapore NewCo”), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), and Diginex Limited, a Hong Kong company (“Diginex”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transactions described herein (the “Business Combination”). Information about JFK’s directors and executive officers and their ownership of JFK’s ordinary shares is set forth in JFK’s Prospectus, dated March 27, 2019, and Annual Report on Form 10-K, dated September 18, 2019, filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus included in the Registration Statement on Form F-4 jointly filed bv Singapore NewCo and JFK pertaining to the Business Combination when it becomes available (the “Form F-4”). These documents can be obtained free of charge from the sources indicated above.

In connection with the Business Combination described herein, Singapore NewCo will file the Form F-4, which will include and serve as a proxy statement/prospectus for JFK’s shareholders. Promptly after the Form F-4 is declared effective by the SEC, JFK will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending Business Combination by and among JFK, Singapore NewCo, BVI NewCo and Diginex and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, expected revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, expected management and governance, the ability to close the Business Combination, and the expected timing of the transactions contemplated by the (i) merger agreement by and among Singapore NewCo, BVI NewCo and JFK, dated October 8, 2019, and (ii) share exchange agreement by and among JFK, Diginex, the stockholders of Diginex set forth therein (the “Sellers”), and Pelham Limited, as the representative of the Sellers (the “Representative”), dated July 9, 2019 (the “Share Exchange Agreement”), as amended by the amendment and joinder to the Share Exchange Agreement, dated October 8, 2019, by and among JFK, Singapore NewCo, BVI NewCo, the Sellers, Diginex and the Representative (the “Amendment,” and together with the Share Exchange Agreement, the “Amended Share Exchange Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan,” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the Business Combination, including the risk that the Business Combination may not close due to one or more closing conditions to the Business Combination not being satisfied or waived on a timely basis or otherwise; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended Share Exchange Agreement; (iii) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise), of Diginex or its subsidiaries, taken as a whole; (iv) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (v) the risk that any announcements relating to the proposed Business Combination could have adverse effects on the market price of JFK’s ordinary shares; and (vi) other risks and uncertainties indicated from time to time in the Form F-4, including “Risk Factors” therein, and other factors identified in JFK’s and Singapore NewCo’s prior and future filings with the SEC, available at www.sec.gov.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and JFK, Singapore NewCo, Diginex, and their respective subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 1.01. Entry Into a Material Definitive Agreement

The Share Exchange Agreement

On July 9, 2019, 8i Enterprises Acquisition Corp. (“JFK”) filed a Current Report on Form 8-K to announce the entry into a share exchange agreement (the “Share Exchange Agreement”) with Diginex Limited, a Hong Kong company (“Diginex”), the stockholders of Diginex (the “Sellers”) and Pelham Limited, a Hong Kong company, as representative of the Sellers (the “Representative”).

Amendment and Joinder to the Share Exchange Agreement

On October 8, 2019, each of the parties to the Share Exchange Agreement entered into an amendment and joinder to the Share Exchange Agreement (the “Amendment”) with Digital Innovative Limited, a Singapore public company limited by shares (“Singapore NewCo”), and its wholly-owned subsidiary DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), for the purpose of joining both entities as parties to the Share Exchange Agreement and amending the terms of the Share Exchange Agreement.

The Amendment reflects the restructuring of the proposed transactions described herein (the “Business Combination”) as initially contemplated in the Share Exchange Agreement to effect a merger whereby BVI NewCo will merge with and into JFK, the corporate existence of BVI NewCo will cease and JFK, as the surviving company, will become a wholly-owned subsidiary of Singapore NewCo. Singapore NewCo would qualify as a foreign private issuer as of the closing of the Business Combination. This merger is referred to herein as the “Reincorporation Merger,” the details of which are described below under “Summary of the Merger Agreement.”

The Amendment provides, among other things, that (i) consummation of the Reincorporation Merger is a condition to the completion by Diginex and JFK of their respective obligations under the Share Exchange Agreement to sell, transfer, convey, assign and deliver to JFK all of the issued and outstanding ordinary shares of Diginex owned by the Sellers, and in exchange for such transfer, the issuance by JFK to the Sellers of an aggregate of 20,000,000 ordinary shares, no par value, of JFK (the “Share Exchange”), (ii) Singapore NewCo ordinary shares will be issued to the Sellers in the Share Exchange in lieu of JFK ordinary shares, (iii) references to the proxy statement in the Share Exchange Agreement are replaced with references to the proxy statement/prospectus to be included in the Registration Statement on Form F-4 to be jointly filed by JFK and Singapore NewCo, and (iv) references to the Purchaser and its obligations (x) post-closing, (y) with respect to Nasdaq matters, and (z) for directors’ and officers’ indemnification and liability insurance in the Share Exchange Agreement, are replaced with Singapore NewCo.

The Amendment also modified the manner in which each option to purchase ordinary shares of Diginex issued and outstanding immediately prior to the Business Combination (the “Diginex Options”) would be treated in connection with the Share Exchange. At the consummation of the Business Combination, the Diginex Options will be automatically cancelled and exchanged for 4,200,000 options to receive Singapore NewCo ordinary shares (“Singapore NewCo Options”). The Singapore NewCo Options may not be transferred, assigned or sold. Each Singapore NewCo Option will, without any requirement for payment, automatically convert into a Singapore NewCo ordinary share on a one-to-one basis as follows: (a) one-third on the date that is 15 months after the closing of the Business Combination, (b) one-third on the date that is 18 months after the closing of the Business Combination and (c) one-third on the date that is 21 months after the closing of the Business Combination, in each case provided that the holder of the options remains employed by, or, if such holder is an independent contractor, is still under a contractual arrangement with, Singapore NewCo or its affiliates as of the date that is 15 months after the closing of the Business Combination. The Singapore NewCo Options to be issued in connection with the Business Combination will be separate from and in addition to any options or other awards issued or issuable by Singapore NewCo under the Digital Innovative Limited 2019 Omnibus Incentive Plan.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Summary of the Merger Agreement

The agreement to effect the Reincorporation Merger was entered into by and among Singapore NewCo, BVI NewCo and JFK on October 8, 2019 (the “Merger Agreement”). Upon the approval of the Merger Agreement and a plan of merger by and among JFK and BVI NewCo (the “Plan of Merger”), by the JFK shareholders, BVI NewCo and JFK will execute Articles of Merger and the Plan of Merger, which are statutory filings required to be filed with the Registrar of Corporate Affairs in the British Virgin Islands prior to the effective date of the Reincorporation Merger (the “Effective Date”). On the Effective Date, BVI NewCo will merge with and into JFK, the corporate existence of BVI NewCo will cease and JFK, as the surviving company, will become a wholly-owned subsidiary of Singapore NewCo. As a result of the Reincorporation Merger, the JFK shareholders will no longer be shareholders of JFK and will instead become shareholders of Singapore NewCo.

Pursuant to the Merger Agreement, on the Effective Date:

(a)	Each JFK ordinary share, issued and outstanding immediately prior to the Effective Date (other than any redeemed shares and the shares share owned by JFK shareholders who exercises their right to dissent in accordance with Section 179 of the BVI Business Companies Act, 2004, as amended (each a “Dissenting Shareholder”), as hereinafter defined (each a “Dissenting Share”)), will automatically be cancelled and cease to exist and for each such JFK ordinary share, Singapore NewCo will issue to each JFK shareholder (other than the Dissenting Shareholders and JFK shareholders who exercise their redemption rights) one (1) Singapore NewCo ordinary share;
(b)	each share in BVI NewCo in issue immediately prior to the Effective Date will be automatically converted into one validly issued and fully paid ordinary share with no par value in JFK as the surviving company;
(c)	each Dissenting Share held by a Dissenting Shareholder (who has not effectively withdrawn its right to such dissent) will be cancelled in exchange for the right to receive payment resulting from the procedure in Section 179 of the BVI BC Act and such Dissenting Shareholders will not be entitled to receive any of the Singapore NewCo ordinary shares;
(d)	each JFK warrant will be cancelled and cease to exist and for each such JFK warrant, Singapore NewCo will issue to each holder thereof an identical Singapore NewCo warrant to purchase Singapore NewCo ordinary shares; and
(e)	each JFK right will be cancelled and cease to exist and for each such JFK right, Singapore NewCo will issue to each holder thereof one-tenth (1/10) of one Singapore NewCo ordinary share.

The Merger Agreement may be terminated (i) at any time prior to the Effective Date by written consent of the parties, and (ii) if the Reincorporation Merger proposal and/or the Share Exchange proposal is not approved by the JFK shareholders at the meeting to approve the Business Combination.

The foregoing descriptions of the Merger Agreement and the Form of Articles of Merger and Plan of Merger do not purport to be complete and are qualified in their entirety by the terms and conditions of the Merger Agreement and the Form of Articles of Merger and Plan of Merger, copies of which are filed as Exhibit 2.2 and Exhibit 2.3 hereto, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
2.1*	Amendment and Joinder to the Share Exchange Agreement dated as of October 8, 2019
2.2*	Merger Agreement dated as of October 8, 2019
2.3	Form of Articles of Merger and Plan of Merger

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2019

JFK ENTERPRISES ACQUISITION CORP.

By:	/s/ James Tan
Name:	James Tan
Title:	Chief Executive Officer